Page 26 of 50 Pages

                                    EXHIBIT C

                             JOINT FILING AGREEMENT

               The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Triangle Pharmaceuticals, Inc. dated June 16, 1997 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  June 16, 1997

                                             QUANTUM INDUSTRIAL PARTNERS LDC


                                             By:  /S/ SEAN C. WARREN
                                                  -----------------------------
                                                  Sean C. Warren
                                                  Attorney-in-Fact


                                             QIH MANAGEMENT INVESTOR, L.P.

                                             By:  QIH Management, Inc.,
                                                  its General Partner


                                                  By:  /S/ SEAN C. WARREN
                                                       ------------------------
                                                       Sean C. Warren
                                                       Vice President


                                             QIH MANAGEMENT, INC.


                                             By:  /S/ SEAN C. WARREN
                                                  -----------------------------
                                                  Sean C. Warren
                                                  Vice President


                                             SOROS FUND MANAGEMENT LLC


                                             By:  /S/ SEAN C. WARREN
                                                  -----------------------------
                                                  Sean C. Warren
                                                  Managing Director



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                                                             Page 27 of 50 Pages

                                             GEORGE SOROS


                                             By:  /S/ SEAN C. WARREN
                                                  -----------------------------
                                                  Sean C. Warren
                                                  Attorney-in-Fact


                                             STANLEY F. DRUCKENMILLER


                                             By:  /S/ SEAN C. WARREN
                                                  -----------------------------
                                                  Sean C. Warren
                                                  Attorney-in-Fact


                                             DUQUESNE CAPITAL MANAGEMENT, L.L.C.


                                             By:  /S/ GERALD KERNER
                                                  -----------------------------
                                                  Gerald Kerner
                                                  Managing Director